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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------


                                    FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                                      THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: September 9, 1999
                  Date of Earliest Event Reported: July 1, 1999



                          T & W FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)





                                   WASHINGTON
         (State or other jurisdiction of incorporation or organization)



         0-23013                                      91-1844249
     (Commission File Number)             (I.R.S. Employer Identification No.)



6416 PACIFIC HIGHWAY EAST, TACOMA, WASHINGTON                        98424
   (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (253) 922-5164





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ITEM 5.  Other Events.

     The Company has entered into an amended and restated agreement with P.L.M. Consulting Group, L.L.C. and its members effective July 1, 1999 pursuant to which P.L.M. provides the Company with the services of Michael A. Price, Thomas
W. Price, Paul B. Luke and Kenneth W. McCarthy, Jr. to act as executive officers of T&W Financial Corporation. Under the amended and restated agreement, P.L.M. is entitled to an annual base fee of $1,260,000 and an incentive fee with respect to each calendar quarter based on the Company's Return on Average Managed Assets as adjusted annually by the performance of the Company's common stock as more fully described in the agreement.

ITEM 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

   (a)       Financial Statements of Business Acquired.  Not applicable.

   (b)       Pro Forma Financial Information.  Not applicable.

   (c)       Exhibits.


       Exhibit Number          Description
       --------------          -----------
          10.1                 Amended and Restated Agreement entered into as of
                               July 1, 1999 by and between T & W Financial
                               Corporation, P.L.M. Consulting Group, L.L.C. and
                               the individuals members of PLM whose names appear
                               on the signature page of the Agreement.


                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         T & W Financial Corporation
                                                    (Registrant)


Date:  September 9, 1999                 By: /s/ THOMAS VIRGIN
                                             ------------------------------
                                             Thomas Virgin
                                             Chief Financial Officer

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